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                                   EXHIBIT "A"

                           VENTURI TECHNOLOGIES, INC.
                             (A NEVADA CORPORATION)

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                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

                             -----------------------

                             Effective June 3, 1999


             THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANING GIVEN THEM BY REGULATION S UNDER THE SECURITIES ACT.

         THIS CERTIFIES THAT, for value received, GREENWICH, AG or registered assigns ("Holder"), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in subsection 1.2, below), Twenty Two Thousand Eight Hundred Six (22,806) shares ("Shares") of fully paid and non-assessable Common Stock, $0.001 par value ("Common Stock"), of Venturi Technologies, Inc., a Nevada corporation (the "Company"), at the per share purchase price (the "Warrant Price") set forth in subsection 1.1, subject to the further provisions of this Warrant. The term "Warrants" as used herein shall mean this Warrant and all instruments issued by the Company which are substantially identical to this Warrant (except for the name of the holder and the number of securities purchasable by the holder).

1.       EXERCISE OF WARRANT

         The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

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         1.1      WARRANT PRICE. The Warrant Price shall be equal to $30.00 per share, subject to adjustment as provided in Section 4, below.

         1.2      METHOD OF EXERCISE.

         (a) Voluntary Exercise of Warrant by Holder. The Holder may, at any time beginning June 3, 1999, and prior to January 31, 2001, or such later date as the Company may in its sole discretion determine (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

                  (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

                  (ii) the payment to the Company, by cash, check payable to its order or wire transfer, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised; and

                  (iii) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the holder certifying that the Shares are being acquired for the sole account of the holder and not with a view to any resale or distribution.

         (b) Forced Exercise by Company. This Warrant may be callable by the Company upon the following conditions:

                  (i) If, using generally accepted accounting principles, the Company achieves net income for the fiscal year ending December 31, 1999 in an amount equal to, or greater than, the Net Income reflected for 1999 on the Pro Forma Income Statements, attached hereto as EXHIBIT "A", multiplied by a fraction, the numerator of which is the number of days in the 1999 fiscal year after the Closing and the denominator of which is 365, then the Company will be able to call 1/3 of the Warrant and the Holder shall be obligated to purchase 7,602 shares of Common Stock for which the Holder shall pay to the Company as paid in capital USD $228,070.16;

                  (ii) If, using generally accepted accounting principles, the Company achieves net income for the fiscal year ending December 31, 2000 in an amount equal to, or greater than the Net Income reflected for 2000 on the attached Pro Forma Income Statements, then the Company will be able to call 1/3 of the Warrant and the Holder shall be obligated to purchase 7,602 shares of Common Stock for which the Holder shall pay to the Company as paid in capital an additional USD $228,070.16;

                  (iii) If, using generally accepted accounting principles, the Company achieves net income for the fiscal year ending December 31, 2001 in an amount equal to, or greater than the Net Income reflected for 2001 on the attached Pro Forma Income Statements, then the Company will be able to call the remaining 1/3 of the Warrant and the Holder shall be obligated to purchase 7,602 shares of Common Stock for which the Holder shall pay to the Company as paid in capital an additional USD $228,070.16.

The manner of exercise pursuant to this Section 1.2(b) shall be effected according to the procedures set forth in Section 1.2(a)(i), (ii) and (iii) above.


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         1.3      SATISFACTION WITH REQUIREMENTS OF SECURITIES ACT OF 1933.
Notwithstanding the provisions of subsection 1.2(a)(iii) and Section 7, each and every exercise of this Warrant is contingent upon the Company's satisfaction that the issuance of Common Stock upon the exercise is exempt from the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws. The holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant. Holder represents and warrants that: (a) it is not a citizen or resident of the United States of America, (b) it is not an entity organized under any laws of any state of the United States of America, and (c) it does not have offices in the United States of America.

         1.4 ISSUANCE OF SHARES AND NEW WARRANT. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the person exercising such rights. Such holder shall also be issued at such time a new Warrant representing the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continuing in force and effect.

2.       TRANSFERS

         2.1 TRANSFERS. Subject to Section 7 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the holder. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Secretary of the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants.

         2.2 REGISTERED HOLDER. Each holder agrees that until such time as any transfer pursuant to subsection 2.1 is recorded on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner; provided that nothing herein affects any requirement that transfer of any Warrant or share of Common Stock issued or issuable upon the exercise thereof be subject to compliance with the Securities Act and all applicable state securities laws.

         2.3 FORM OF NEW WARRANTS. All Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provision to this Warrant except for the number of Shares purchasable thereunder.

3.       FRACTIONAL SHARES

         Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of this Warrant. Holder hereby waives any right to receive fractional Shares.

4.       ANTIDILUTION PROVISIONS

         4.1 STOCK SPLITS AND COMBINATIONS. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change

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with respect to the Shares of Common Stock that were purchasable under this
Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

         4.2 RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the holder on exercise of this Warrant immediately before that change.

         4.3 REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALE OF ASSETS. If at any time there shall be a capital reorganization of the Company's Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger or consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the registered holder of this Warrant at the address of that holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Warrant Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and be included as part of the notice required under other provisions of this Warrant.

         4.4 COMMON STOCK DIVIDENDS; DISTRIBUTIONS. In the event the Company should at any time prior to the expiration of this Warrant fix a record date for the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of

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Common Stock (hereinafter referred to as the "Common Stock Equivalents")
without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of the Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

         4.5 ADJUSTMENTS OF OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4.4, then, in each such case for the purpose of this subsection 4.5, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

         4.6 CERTIFICATE AS TO ADJUSTMENTS. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

         (a)      Such adjustments and readjustments;

         (b)      The purchase price at the time in effect; and

         (c) The number of shares of Common Stock issuable upon exercise of the Warrant and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

         4.7 RESERVATION OF STOCK ISSUABLE UPON EXERCISE. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.       RIGHTS PRIOR TO EXERCISE OF WARRANT

         This Warrant does not entitle the holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

         (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the holders of its shares of Common Stock; or


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         (b)      the Company shall offer to the holders of its shares of Common
Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company's Board of Directors,

Then in any one or more of said events the Company shall give notice in writing of such event to the holder at his last address as it shall appear on the Company's records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

6.       SUCCESSORS AND ASSIGNS

         The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder thereof and their respective successors and permitted assigns.

7.       RESTRICTED SECURITIES

         In order to enable the Company to comply with the Securities Act and applicable state laws, the Company may require the holder as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that the Warrant, or in the case of an exercise hereof the shares subject to this Warrant, are being acquired for his own account, for investment only, with no view to the distribution of the same, and that any disposition of all or any portion of this Warrant or the Shares issuable upon the due exercise of this Warrant shall not be made, unless and until:

         (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

         (b) (i) The holder has notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state law.

         The holder acknowledges that this Warrant is, and each of the shares of Common Stock issuable upon the due exercise hereof will be, a restricted security, that he understands the provisions of Rule 144 of the

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Securities and Exchange Commission, and that the certificate or certificates evidencing such shares of Common Stock will bear a legend substantially similar to the following:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the said Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder."

8.       LOSS OR MUTILATION

         Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

9.       NOTICES

         All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the holder, at his address as shown in the Company records; and if to the Company, at its principal office. Any party may change its address for purposes of this subsection by giving the other party written notice of the new address in the manner set forth above.

10.      GOVERNING LAW

         This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Nevada without regard to conflicts of law.


         DATED AS OF JUNE ________, 1999.



                                            VENTURI TECHNOLOGIES, INC.



                                            By:
                                                --------------------------------
                                                GAYLORD KARREN, Chairman and CEO



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                                  SUBSCRIPTION



---------------------------

---------------------------

---------------------------

Gentlemen:

The undersigned, _____________________, hereby elects to purchase, pursuant to the provisions to the foregoing Warrant held by the undersigned, ________________ shares of the Common Stock, $0.001 par value ("Common Stock"), of ________________________________.

Payment of the purchase price per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that absent an effective registration statement covering the Warrants, the undersigned is acquiring such stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

DATED: ____________________, 199__.




                                       Signature:
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                                       Address:
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